A BETTER STATE OF BANKING Veritex Holdings, Inc. Third Quarter 2023 Results Earnings Release October 24, 2023 NASDAQ: VBTX

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex Holdings, Inc.’s (“Veritex”) quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; the effects of the COVID-19 pandemic and actions taken in response thereto; a continuation of recent turmoil in the banking industry, responsive measures to mitigate and manage it and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

Strengthening the Balance Sheet

Deposit Growth

($ in thousands)



$10,197
$9,123
$9,035
$9,234
$8,748
3Q22
4Q22
1Q23
2Q23
3Q23

Loan to Deposit Ratio



103.5%
104.1%
107.3%
105.1%
94.5%
3Q22
4Q22
1Q23
2Q23
3Q23

Reliance on Wholesale Funding



22.9%
23.8%
32.1%
29.2%
21.2%
3Q22
4Q22
1Q23
2Q23
3Q23

ACL / Total Loans



0.94%
0.96%
1.02%
1.05%
1.14%
3Q22
4Q22
1Q23
2Q23
3Q23

CET1 / Total RWA



9.09%
9.09%
9.32%
9.76%
10.11%
3Q22
4Q22
1Q23
2Q23
3Q23

CRE Concentration

(as % of RBC)



315.6%
325.0%
333.7%
327.2%
317.0%
3Q22
4Q22
1Q23
2Q23
3Q23

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4 Third Quarter 2023 and YTD Highlights Third Quarter 2023 Key Highlights • Pre-tax Pre-provision - $49.6 Million • 1.61% PTPP ROAA • TCE / TA increased to 8.86% • TBVPS increased to $19.44 • Annualized net charge-offs were 8 bps TotalBalance Sheet3 $9.6Total Loans $10.2Total Deposits 1 Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation 2 Net income $ in millions 3 Total loans and deposits $ in billions as of September 30, 2023 2023 YTD Key Highlights • Pre-tax Pre-provision - $174.5 Million • 1.90% PTPP ROAA • Efficiency ratio remained flat at 49.6% • Annualized net charge-offs were 20 bps YTD 20221 YTD 2022 YTD 20231 YTD 20233Q23 OperatingReportedOperatingReportedReportedKey Performance Metrics $107.5$106.4$110.5$104.8$32.6Net Income2 $2.00$1.98$2.02$1.92$0.60Diluted Earnings Per Share 1.34%1.33%1.20%1.14%1.06%Return on Average Assets 15.55%15.40%14.68%13.95%12.80% Return on Average Tangible Common Equity 48.6%49.1%49.5%50.9%54.5%Efficiency Ratio

5 YoY Change in Deposits Deposits Summary • Total deposits increased $962.6 million during 3Q23 • FHLB borrowings decreased $1.125 billion during 3Q23 • 4.45% average rate on new accounts1 • Uninsured and uncollateralized deposits was 31.5%2 • New client acquisition doubled in 3Q23 compared to average of the first two quarters of 2023 • Net client growth during 3Q23 is up 4x over the average of first two quarters of 2023 1 Excludes wholesale 2 As of September 30, 2023 QoQ Change in Deposits 52% 63% 68% 75% 36% 46% 52% 57% Interest Bearing Deposits Total Deposits Cumulative change in deposit costs over cumulative change in average Fed Funds effective Rate Hike Beta Trends Int. Bearing Rate Total Deposit Rate Average Fed Funds Effective Rates and Average Fed Funds Effective 5.26% 4.12% 3.15% 2.20% 1.15% 0.76% ($31.9) ($338.1)($448.1) $129.2 $1,156.7 ($ in Millions) ($ in Millions) $62.4 $279.7 $3.6 $192.3 $13.2 $135.4 $394.7 $282.2 $579.4

6 Loans Summary • 34% decrease in CRE ADC Constructed unfunded commitments YOY • $298.4 million in loan payoffs in 3Q23, or $931.9 million YTD • Exiting non-relational loan transactions contributing to LDR improvement $ 1.7 $ 1.1 $ 0.3 $ 0.1 $ 0.2 $ 0.5 $ 0.4 $ 0.3 $ 0.4 $ 0.3 3Q22 4Q22 1Q23 2Q23 3Q23 Loan Production ($B) Loan Payoffs ($B) Loan Production and Loan Payoff Levels CRE ADC Construction Current Unfunded (Non-Revolving) 3Q22 4Q22 1Q23 2Q23 3Q23 Quarterly Average Balances ($ in Thousands) QoQ Change in the Loan Portfolio $25,697 $45,353 $9,783 $(111,671) $(9,060) $10,922 $(45,488) (34%) $6,677 $19,594 $124,755 $31,056 Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other ($ in Thousands) YoY Change in the Loan Portfolio $97,255 $74,532 $351,151 $18,495 $(133,038)

Out of State Exposure

Total Loans	$9,638,352	% of Total

($ in thousands)

National Businesses[1]	$992,262	10.3%
Mortgage Warehouse	141,329	
Mortgage Servicing Rights	178,945	
Lender Finance	532,008	
USDA and SBA	139,980	

Mortgage	$262,084	2.7%

Out of State	$1,203,409	12.5%
Texas CRE Developers	797,722	8.6%
C&I / Shared National Credits	405,687	4.4%

Texas CRE Developers Spotlight

Warehouse/Industrial	310,609	39%
Retail	166,789	21%
Multifamily	95,104	13%
Hotel	86,624	11%
Other	48,332	6%
Farmland	46,359	5%
Office	33,277	4%
Medical Office	10,628	1%
Texas CRE Developers	**$797,722**	

[1] National businesses only include businesses headquartered out of the state of Texas

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8 Net Interest Income Summary • NIM – 3.46% • Average Loan Yield – 6.90% • Average Cost of Total Deposits – 3.15% • 8% YOY increase in average earnings assets $106.1 $103.4 $100.8 $99.4 3.77% 3.87% 3.69% 3.51% 3.46% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Income ("NII") NIM $101.0 NII / NIM Trend 2Q23 v 3Q23 $100,831Beginning Net Interest Income 2,530Impact of loan rate changes 2,471Impact of change in volume 1,080Change due to day count 389Change in earning asset mix and other (7,940)Impact of deposit rate changes $99,361Ending Net Interest Income ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 1 Interest rate sensitivity is calculated using a static rate shock. ($ in Millions) 3Q23 3Q23 Interest Rate Scenario Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Up 200 bps 9.67% Up 200 bps 2.72% Up 100 bps 4.90% Up 100 bps 1.49% BASE CASE 0.00% BASE CASE 0.00% Down 100 bps -5.19% Down 100 bps -1.82% Down 200 bps -10.31% Down 200 bps -4.13%

9 Interest Rates Summary • Average 3Q23 loan and deposit new production spread = 330 bps • Average investment yield at 3.87% • Average loan yield at 6.92% Variable and Hybrid Loans by Index 5.01% 5.98% 6.51% 6.85% 6.92% 0.76% 1.46% 2.24% 2.73% 3.15%3.05% 3.36% 3.56% 3.60% 3.87% 3Q22 4Q22 1Q23 2Q23 3Q23 Average Loan Yield Average Cost of Total Deposits Average Investment Yield Production Rates Trend 2. 27% 5. 69% 3. 24% 7. 33% 3. 96% 7. 56% 4. 14% 7. 65% 4. 76% 8. 06 % Deposit Rate Loan Rate Q3-22 Q4-22 Q1-23 2Q23 3Q235 Quarter Trend (Loans, Investments and Deposits) Variable and Hybrid Loans by Rate Index Amount (in millions) % of Variable and Hybrid Loans SOFR 5,652.7$ 77.7% Prime Rate 1,391.1$ 19.1% Other 233.5$ 3.2% Total Variable and Hybrid Loans 7,277.3$ 100.0%

10 Investment Portfolio Summary • Represents 8.6% of total assets • 83.0% in AFS securities • Effective duration = 4.26 Years • 3Q23 portfolio yield = 3.87% • Current mark to market represents less than 14% of tangible common equity Debt Investments as % of Total Assets 91.4% 8.6% Other Assets Investment Portfolio Total Assets: $12.3 Billion AFS: $879.1 Million HTM: $181.5 Million Total Mark to Market: $162.5 Million1 1 Total mark to market is comprised of $128.8 million in AFS securities already included in tangible common equity and $33.7 in HTM securities.

11 YoY Change in Operating Noninterest Income Noninterest Income $604 $414 $426 $552 $564 2.81% 1.89% 2.95% 3.00% 2.57% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 100 200 300 400 500 600 700 3Q22 4Q22 1Q23 2Q23 3Q23 Total Volume Gain on sale ($ in millions) Thrive Volume and Gain on Sale Summary • Noninterest income decreased to $9.7 Million • Thrive Mortgage • Loan units down 7% from 2Q23 • Production $ up 0.9% from 2Q23 • Competitive pressure on gain on sale driving 3Q23 results • Rate locks and loan applications trending down as mortgage rates continue to rise $44 QoQ Change in Operating Noninterest Income Thrive Income Rollforward $485Equity Method 49% Interest Q2 Profit (993)Lower gain on sale 231Higher production income 273Impact of lower G&A expenses (288)Higher production cost 156Other $(136)Equity Method 49% Interest Q3 Loss ($2,372) $(759) $(178)$(113) Service charges and fees on deposit accounts Loan fees Gain on sales of MLHFS USDA Gain on Sale Thrive income Customer swap income Other income $482 $9,352 $2,876 $(479) $(1,447) $(4,245) $(2,817) ($621) ($19) Govt. Guarant ed loan income ($ in thousands) ($ in thousands)

12 SBA and USDA Loans USDA Pipeline $62.6 $6.5 $26.6 $7,514 $9,366 $3,552 $1,197 4Q22 1Q23 2Q23 3Q23 $486.7 $623.4 $409.8 $21.6 MM $95.7 MM $21.2 ($ millions) SBA Pipeline ($ millions) Trailing 4 Quarters USDA Revenue ($ thousands) $1.52B $356 $465 $697 $575 4Q22 1Q23 2Q23 3Q23 $2.1 MM Trailing 4 Quarters SBA Revenue ($ thousands)

13 Capital Summary • CET1 increase primarily driven by earnings and a decrease in unfunded commitments • CET1, including the impact to AOCI, increased to 9.26% • TBV increased to $19.44 • Total CET1 capital increased 11% YOY CET1 up 35 bps QoQ to 10.11% Capital Levels, including and excluding AOCI, compared to minimum requirement 3Q23, as reported 3Q23, including AOCI Minimum with Conservative Buffer Capital Ratio 10.11%9.26%7.00%CET1 Capital 10.37%9.52%8.50%Tier 1 Capital 12.95%12.10%10.50%Total Capital Tangible Book Value Trend since IPO in 2014 $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $19.44 2014 2015 2016 2017 2018 2019 2020 2021 2022 3Q23 9.0%CAGR 10.8% CAGR adding back dividends1 1 Total dividends of $172.2 million included in the CAGR calculation.

14 Allowance For Credit Losses Summary • General reserve reflects current economic outlook on economy and recessionary risk • 40% Baseline / 40% Scenario 2 / 20% Scenario 3 of Moody’s forecast weighting utilized in third quarter ACL calculation • Q-Factors represent 32bps of the general reserve 1.14% up 9 bps from 2Q23 $6.3 $2.3 $0.8 ($1.8) ($1.0) $112.7 $119.3 ACL, including unfunded loan commitments Total Loan Balances up 1.4% from December 31, 2022 ACL / Total Loans up 18.8% from December 31, 2022 $9.5MM $10.5MM $109.8MM $102.2MM ($ in millions)

15 Credit Quality Summary • 3Q23 annualized NCO’s decreased to 0.08% • NPA / Total Assets = 0.65%. The increase is driven by a shared national credit that was downgraded during the third quarter and has been subsequently restructured 3Q22 4Q22 1Q23 2Q23 3Q23 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 0.12% 0.24% 0.04% 0.48% 0.08% 3Q22 4Q22 1Q23 2Q23 3Q23 $27,158$25,188$15,287$21,468$5,352Totals: Past Due Trend1 % of Total Loans2 Annualized Net Charge-offs ($ in millions) ($ in millions) $30.6 $43.6 $44.5 $68.3 $79.9 0.26% 0.36% 0.35% 0.55% 0.65% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 3Q22 4Q22 1Q23 2Q23 3Q23 NPAs NPAs/Total Assets NPAs / Total Assets NPAs include $13.7 million of PCD loans at 3Q23 1 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans.

16 Credit Quality Summary • Criticized loans = $527.9 MM • 3.1% increase in criticized loans compared to June 30, 2023 ($ in millions, excluding PCD loans) Quarterly Criticized Loans $190.9 $297.7 $204.8 $287.1 $304.5 $121.1 $175.3 $227.2 $225.0 $223.4 3Q22 4Q22 1Q23 2Q23 3Q23 Special Mention Substandard (cont.) Commercial Real Estate Criticized Loans Breakdown as of September 30, 2023 46% 15% 14% 11% 7% 7% CRE Office CRE Hotel CRE Other CRE Retail CRE Multifamily CRE Industrial Total CRE Criticized $392.3 MM

A BETTER STATE OF BANKING Veritex Holdings, Inc. Third Quarter 2023 Results Supplemental Information

18 Reconciliation of Non-GAAP Financial Measures

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING Veritex Holdings, Inc. Third Quarter 2023 Results Earnings Release October 24, 2023 NASDAQ: VBTX